UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 4, 2014

LEGGETT & PLATT, INCORPORATED
(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO		64836
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 417-358-8131
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Leggett & Platt, Incorporated (the “Company”) is making this filing to update the presentation of certain financial information and related disclosures contained in its Form 10-K for the year ended December 31, 2013 (the “2013 Form 10-K”) to reflect: (i) the presentation of the Company’s Store Fixtures business as discontinued operations; (ii) additional disclosure regarding a bargain purchase gain associated with a 2013 acquisition; and (iii) narrative related to gains on asset sales. Subsequent to the filing of the Company’s 2013 Form 10-K, the Store Fixtures business was re-classified as “held for sale” and the results of operations of the Store Fixtures business were re-classified as discontinued operations.
The exhibits to this Current Report on Form 8-K supersede the following items in the 2013 Form 10-K to reflect, retrospectively, the changes resulting from the items discussed above for all periods presented:

•	Item 1. Revised Description of Business
•	Item 6. Revised Selected Financial Data
•	Item 7. Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations
•
Item 15. Revised Financial Statements and Financial Statement Schedules (including but not limited to revisions to Note B – Discontinued Operations; Note C – Impairment Charges; Note D – Restructuring; Note F – Segment Information; Note G – Earnings Per Share; Note K – Lease Obligations; Note M – Employee Benefit Plans; Note N - Income Taxes; Note O – Other (Income) Expense; Note R – Acquisitions; Quarterly Summary of Earnings (unaudited)); and Schedule II - Valuation and Qualifying Accounts and Reserves.

The information in this Current Report on Form 8-K supersedes what was in the 2013 Form 10-K. All other information in the 2013 Form 10-K remains unchanged and has not been otherwise updated for events occurring after the filing of the 2013 Form 10-K. For developments since the filing of the 2013 Form 10-K, please refer to the Company’s Form 10-Q for the quarterly periods ended March 31, June 30 and September 30, 2014, as well as other filings the Company files with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the 2013 Form 10-K and such subsequent filings.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
12*	Computation of Ratio of Earnings to Fixed Charges
23.1*	Consent of PricewaterhouseCoopers LLP
99.1*	Part I, Item 1. Revised Description of Business
99.2*	Part II, Item 6. Revised Selected Financial Data
99.3*	Part II, Item 7. Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.4*	Part IV, Item 15. Financial Statements and Financial Statement Schedules, retrospectively revised for discontinued operations for the fiscal years ended December 31, 2013, 2012, and 2011
101.INS**	XBRL Instance Document.
101.SCH**	XBRL Taxonomy Extension Schema.
101.CAL**	XBRL Taxonomy Extension Calculation Linkbase.
101.DEF**	XBRL Taxonomy Extension Definition Linkbase.
101.LAB**	XBRL Taxonomy Extension Label Linkbase.
101.PRE**	XBRL Taxonomy Extension Presentation Linkbase.
___________________________
* Denotes filed herewith.
** Filed as Exhibit 101 to this report are the following formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statements of Operations for each year in the three year period ended December 31, 2013; (ii) Consolidated Statements of Comprehensive Income (Loss) for each year in the three year period ended December 31, 2013; (iii) Consolidated Balance Sheets at December 31, 2013 and December 31, 2012; (iv) Consolidated Statements of Cash Flows for each year in the three year period ended December 31, 2013; (v) Consolidated Statements of Changes in Equity for each year in the three year period ended December 31, 2013; and (vi) Notes to Consolidated Financial Statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: November 4, 2014	By:	/s/ JOHN G. MOORE
John G. Moore Senior Vice President – Chief Legal & HR Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
12*	Computation of Ratio of Earnings to Fixed Charges
23.1*	Consent of PricewaterhouseCoopers LLP
99.1*	Part I, Item 1. Revised Description of Business
99.2*	Part II, Item 6. Revised Selected Financial Data
99.3*	Part II, Item 7. Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.4*	Part IV, Item 15. Financial Statements and Financial Statement Schedules, retrospectively revised for discontinued operations for the fiscal years ended December 31, 2013, 2012, and 2011
101.INS**	XBRL Instance Document.
101.SCH**	XBRL Taxonomy Extension Schema.
101.CAL**	XBRL Taxonomy Extension Calculation Linkbase.
101.DEF**	XBRL Taxonomy Extension Definition Linkbase.
101.LAB**	XBRL Taxonomy Extension Label Linkbase.
101.PRE**	XBRL Taxonomy Extension Presentation Linkbase.
___________________________
* Denotes filed herewith.
** Filed as Exhibit 101 to this report are the following formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statements of Operations for each year in the three year period ended December 31, 2013; (ii) Consolidated Statements of Comprehensive Income (Loss) for each year in the three year period ended December 31, 2013; (iii) Consolidated Balance Sheets at December 31, 2013 and December 31, 2012; (iv) Consolidated Statements of Cash Flows for each year in the three year period ended December 31, 2013; (v) Consolidated Statements of Changes in Equity for each year in the three year period ended December 31, 2013; and (vi) Notes to Consolidated Financial Statements.